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[ABN-AMRO ASSET MANAGEMENT LETTERHEAD]




                           ABN AMRO ASIAN TIGERS FUND
                       ABN AMRO EUROPE EQUITY GROWTH FUND
                       ABN AMRO INTERNATIONAL EQUITY FUND
                       ABN AMRO LATIN AMERICA EQUITY FUND

                      ABN AMRO FUNDS -- INTERNATIONAL FUNDS
                                 CLASS N SHARES

                      SUPPLEMENT DATED JANUARY 25, 2002 TO
                       PROSPECTUS DATED SEPTEMBER 27, 2001

At a meeting of the Board of Trustees of the ABN AMRO Funds, the Board voted to terminate and liquidate the ABN AMRO Europe Equity Growth Fund (the "Fund"). It is expected that the shares of the Fund will be terminated and liquidated on or before February 28, 2002. The Fund has been closed to new investments and shareholders may redeem their shares until the date of termination. Any shareholders of the Fund who do not redeem their shares by the date of termination will receive their pro-rata share of the proceeds of the liquidation.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.